UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report:  March 28, 2007

MIDDLESEX WATER COMPANY
(Exact name of registrant as specified in its charter)

NEW JERSEY	0-422	22-1114430
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1500 RONSON ROAD, P.O. BOX 1500, ISELIN, NEW JERSEY 08830
(Address of principal executive offices, including zip code)

(732)-634-1500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Middlesex Water Company

Item. 5.02.     Departure of Director or Principal Officers; Election of Director; Appointment of Principal Officers.

Announcement of Appointment of Vice President – Corporate Affairs as set forth in the attached press release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

MIDDLESEX WATER COMPANY
(Registrant)

s/Kenneth J. Quinn
Kenneth J. Quinn
Vice President, General Counsel,
Secretary and Treasurer

Dated:    March 28, 2007

Middlesex Water Company Names
Bernadette M. Sohler Vice President, Corporate Affairs

Iselin, NJ, March 28, 2007– Middlesex Water Company (NASDAQ:MSEX) today announced the promotion of Bernadette M. Sohler to Vice President - Corporate Affairs, effective March 27, 2007.

Sohler, 46, is a 20-year veteran of public relations, corporate communications and marketing.   She joined Middlesex Water in 1994 and has held several positions of increasing responsibility with the company, most recently as Director of Communications.  Sohler will report directly to the President and oversee the Corporate Affairs of the company and its subsidiaries in New Jersey and Delaware in the areas of corporate, investor and employee communications, media and government relations, marketing, community affairs and corporate philanthropic activities.

“Bernadette is a versatile, highly skilled professional and has made significant contributions to the company’s success,” said Dennis W. Doll, President and Chief Executive Officer.  “Her strategic insight, leadership abilities, industry knowledge and ability to connect with the Company’s various constituencies will be invaluable in helping us execute our strategies,” added Doll.

Sohler is a current member of the 2007 Class of Leadership New Jersey and serves as Co-Chair of the New Jersey American Water Works Association Public Information Committee.  She holds a Master’s degree from Fordham University and a Bachelor’s degree from Seton Hall University.

Middlesex Water Company, organized in 1897, is a provider of water, wastewater and related products and services in New Jersey and Delaware.  The Company and its New Jersey subsidiaries -- Pinelands Water Company and Pinelands Wastewater Company -- are subject to the regulations of the Board of Public Utilities of the State of New Jersey. Middlesex Water Company operates the water and wastewater utilities for the City of Perth Amboy through its subsidiary; Utility Service Affiliates (Perth Amboy) Inc. Middlesex Water also provides contract operations services and a service line maintenance program through its non-regulated subsidiary, Utility Service Affiliates, Inc. The Company's regulated Delaware subsidiaries, Tidewater Utilities, Inc., together with Southern Shores Water Company and Tidewater Environmental Services Inc. (TESI), are subject to the regulations of the Public Service Commission in Delaware. TESI was established in 2004 to provide regulated wastewater utility services. White Marsh Environmental Systems, Inc. operates small water and wastewater systems under contract on a non-regulated basis in Delaware.

For additional information regarding Middlesex Water Company, visit the Company’s Web site at www.middlesexwater.com or call (732) 634-1500.

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Contact: Dennis W. Doll, President
(732) 634-1500 Ext. 220